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                                                                    Exhibit 24.1
                                                                    ------------

                               POWERS OF ATTORNEY

          KNOW ALL PERSONS BY THESE RESENTS, that each person whose signature appears below hereby constitutes and appoints Robert D. Gordon, Steven L. Thimjon and Julie Cummins Brady, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Apertus Technologies Incorporated ("Apertus") to be filed under the Securities Act of 1933 for the registration of 503,655 shares of Common Stock of Apertus, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


          Signature                                 Date
          ---------                                 ----


/s/ Robert D. Gordon                        October 30, 1997
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Robert D. Gordon, Chairman of the Board,
  Chief Executive Officer, President and
  Director (principal executive officer)


/s/  Steven L. Thimjon                      October 30, 1997
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Steven L. Thimjon, Vice President and
  Chief Financial Officer
  (principal financial officer and
  principal accounting officer)


/s/  Nicholas J. Covatta Jr.                October 30, 1997
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Nicholas J. Covatta Jr., Director


/s/  Robert W. Fischer                      October 30, 1997
------------------------------
Robert W. Fischer, Director


/s/  George E. Hubman                       October 30, 1997
------------------------------
George E. Hubman, Director


/s/  Arch J. McGill                         October 30, 1997
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Arch J. McGill, Director


/s/  Clarence W. Spangle                    October 30, 1997
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Clarence W. Spangle, Director